BILL OF SALE (MOVABLES) **UNITED STATES OF AMERICA**

BY FOUR STAR OIL COMPANY **STATE OF LOUISIANA**

TO AMERICAN OIL & GAS, INC. **PARISH OF CADDO**

Before me the undersigned Notary Public, duly commissioned in and for the aforesaid state and parish, and in the presence of the subscribing witnesses, there appeared:

> **FOUR STAR OIL COMPANY, INC.**, a Louisiana corporation, represented herein by Mario Lanza, its President, located at 100 North Land Avenue, Oil City, Louisiana 71061 hereinafter referred to as "SELLER";

who declared that he has sold and delivered, and does by these presents grant, bargain, sell, assign, transfer, set over and deliver, with all legal warranties, unto:

> **AMERICAN OIL & GAS, INC.**, a Nevada corporation with a mailing address of 400-601 West Broadway, Vancouver BC V5Z 4C2 represented herein by its duly authorized President, Robert M. Gelfand referred to as "PURCHASER";

who accepts, all and singular and acknowledges that there has been duly delivered to him, the bore hole on the Cecil Barlow # 1 which is located in that certain oil, gas and mineral lease executed by The Cecil and Annie Lou Barlow Trust, represented by Sarah Virginia Barlow, dated March 1, 2006, recorded under instrument No. 2026712, in favor of Four Star Oil Company, covering and affecting the following described property, to-wit:

> SE 1/4 of the NE 1/4 of Section 6, Township 21 North, Range 15 West, Caddo Parish, Louisiana

To have and to hold the above described movable property unto the said PURCHASER, his heirs and assigns, forever.

This sale is made in consideration of the price of TEN THOUSAND AND NO/100 ($10,000.00) DOLLARS which PURCHASER has paid to SELLER in cash who acknowledges receipt thereof and grants full acquittance and discharge therefor.

SELLER, being duly sworn, declared that he owes nothing on the above described movable property, having paid his vendor for the same, has never granted any mortgage or security interest thereon and knows of no liens or encumbrances thereon except for those previously disclosed to PURCHASER and which SELLER obligates himself to pay off as soon as practicable after the herein referred to sale.

(Signatures on Next Page)

IN WITNESS WHEREOF, this instrument is signed on this the 12th day of ~~February~~ March 2012, Shreveport, Caddo Parish, Louisiana in the presence of the undersigned witnesses.

WITNESSES:

ASSIGNOR: Four Star Oil Company

By: ______________________
Mario Lanza, President

____
Notary Public

THOMAS ANDREW PAUL
NOTARY
I.D. #004379
MY COMMISSION IS FOR LIFE

IN WITNESS WHEREOF, this instrument is signed on this the 8th day of ~~February~~ MARCH 2012, ______________________ in the presence of the undersigned witnesses.

WITNESSES:

ASSIGNEE: American Oil & Gas, Inc.

Anchiara Gelfand

By: ______________________
Robert M. Gelfand, President

____
Notary Public

GERRIT J. TE HENNEPE
NOTARY PUBLIC
203 - 4545 WEST 10TH AVENUE
VANCOUVER, B.C. V6R 4N2